UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-30B-2

                             SHAREHOLDER NEWSLETTER

                             Investment Company Act
                              File number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                 (206) 624-6166
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2007

Date of reporting period: November 19, 2007

                         KAVILCO INCORPORATED NEWSLETTER
                                  NOVEMBER 2007

DIVIDEND DECLARATION
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I  am  pleased  to  announce that on November 2, 2007, the  Board  of  Directors declared a cash dividend of $80.00 per share. This dividend was paid to shareholders of record as of November 5, 2007. The dividend was payable on November 19, 2007. Your dividend check is enclosed with this newsletter unless you have direct deposit.

This dividend reflects undistributed earnings from 2007. A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% Federal income tax rate. For shareholders with 100 shares your dividend is $8,000. If Kavilco was not a RIC and had to pay income tax your dividend after tax would be $4,800. Therefore, you receive an additional $3,200 because Kavilco does not have to pay Federal income tax.

HIGHLIGHTS OF THE ANNUAL MEETING
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PRESIDENT'S  REPORT: This year's Annual Meeting was represented by  69%  of  our shareholders, either in person or by proxy. Erma Lawrence opened the meeting with a prayer.

During our 34th meeting, the announced dividend was $80.00, up from $75.75 in 2006 and about $7.00 higher than 2005.

Kavilco leased land on Kasaan Mountain to Alaska Power & Telephone (APT) in 2006. Construction has been completed on the site bringing broadband Internet service to our community and an improved telephone system.

Full Metal Minerals out of Vancouver, British Columbia, continues work on their mining claims on the Mt. Andrews site located halfway from Kasaan to Grindall Point on Kasaan Peninsula. The company is leasing Kavilco's double-wide trailer and shop on a year-round basis. The scope of their work includes leasing and exploration work on Kavilco's mining claims purchased from Rayonier.

ELECTION RESULTS. On the proxy ballot this year were Laird A. Jones, Melanie Locklear and Louis A. Thompson. All three incumbent Directors were re-elected with no opposition. Also on the ballot was the ratification of the selection of Moss Adams LLP as Kavilco's independent public accountants. Votes for 6,845; against 0; management discretionary 569.

At the organizational meeting of the Board of Directors following the Annual Meeting all of the incumbent officers were re-elected. Kavilco's Officers: Louis
A. Thompson, President; Louis Jones Sr., Vice President; John Campbell, Secretary; Scott Burns, Chief Financial Officer.

SHAREHOLDER COMMENTS. Della Coburn discussed graveyard cleaning and care and its possible historical significance. Yvonna Christensen questioned the lines of separation between Kavilco and Kasaan Haida Heritage Foundation. Erma Lawrence continued a discussion of Kasaan archives. Erma is also working on a Haida language book. She brought up Sheldon Jackson School and the possibility of monetary donations by all Alaskan Native corporations.

DIRECT DEPOSIT
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*Your money is credited to your bank account on the distribution date.

*Access your money the same day by check, ATM or debit card.

*Eliminate the risk of lost or stolen checks.

*Eliminate delays caused by relying on the mail.

*NO COST to sign up or receive Direct Deposit.

*Request  a  Direct Deposit form by calling Kavilco toll free 1-800-786-9574  or
visit our    website and print the form.

INFORMATIONAL SHAREHOLDERS MEETING
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Thank  you  to the shareholders who attended our Informational Meeting  held  in
Seattle,   Washington  on  September  15,  2007.  Nineteen   shareholders   from
Washington, Oregon and Alaska, along with their spouses, attended the meeting.

The purpose of this meeting was to inform shareholders who cannot attend the Annual Meeting in Ketchikan about current activities in the Corporation.

The issue of how to transfer and will stock was explained. Shareholders were informed of affidavits available on Kavilco's website to assist them in the task of willing or gifting stock. The importance of returning a signed proxy was explained. If a quorum of the majority of stock is not received by the time of the Annual Meeting, the subsequent delay of holding the meeting would be costly to the Corporation.

Topics covered during shareholder discussions were AP&T's lease of Kavilco land for wireless and broadband service to Kasaan, and Kavilco's shop, bunkhouse and doublewide trailer leased to Full Metals Minerals. All logging activities from Kavilco's timber sale were completed in 2001, and the logging road is closed as required by state and Federal law.

Other issues were the expense of running the Company and what could be done to reduce expenses. These questions were responded to by Directors and management. The conclusion was that everything was being done to reduce expenses without having to reduce the number of Board meetings held each year.

Discussion also included having the Annual Meeting alternate between Seattle and Ketchikan due to the larger number of shareholders now residing in Washington and Oregon.

Overall, the meeting went well with a lot of positive input and complimentary statements on how the Directors and management are running the affairs of the Company during a poor economy. Thanks were given for keeping the dividend program going.

CFO'S REPORT
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Mr.  Burns stated that his presentation would cover the period of November  2006 to November 2007. He went on to say that the Federal Reserve took center stage in September. They did that by dropping the Fed funds interest rate and the discount rate by half a percent. Since this decline was larger than expected, it was a strong signal that the Fed's going all out to keep the economy from sinking into a recession as a result of the housing effects.

Housing starts and homes sales have declined sharply since last year, but that's just the tip of the iceberg. Home prices recently posted their steepest drop in 16 years while inventories of homes for sale hit an 18-year high.

This is all leading to foreclosures and this process is at the highest level since records began 55 years ago. It's estimated that more than $650 billion in mortgages will be reset at a higher interest rate over the next year or so. Many people simply won't be able to afford the higher mortgage payments. So we can reasonably assume that foreclosures will stay high, and so will home inventories, while prices decline further.

The big question now is how serious could it get? Will it result in a recession or will the economy pull through? The most pessimistic reports we've seen expect housing prices to drop as much as 50%, driving the economy into a recession. On the other hand, the economy is still doing okay. Even though there are some signs of vulnerability, consumers are spending, the service sector is doing well and the economy expanded at the fastest pace in more than a year in the second quarter.

Our primary stock strategy is based on momentum investing. That is, changes in price and volume dictate when we buy or sell an investment. Our primary analytical source for this strategy is Lowry's New York Stock Exchange Market Trend Analysis. According to Lowry's (which has been around since 1938), there are many classic warning signs found near major market tops. For example:
Selling Pressure is in a dominant position above Buying Power, breadth of the market has not confirmed recent NYSE highs, margin debt is at record levels, and the percentage of stocks above their 30-week average is trending down. Given the foregoing, we have reduced the initial stock investment from $50,000 to $25,000. Additional purchases and sales will be based on percentage changes in the 10- and 20-day moving averages. So far this year we have had a capital gain of $16,875 employing this strategy.

In May, we were able to employ the 30-year Treasury bond strategy. Interest rate changes impact the value of the bonds. At one point we were down about $486,000, but then interest rates changed direction and we were able to cash out with $156,226 in capital gains. We will continue to actively trade the 30-year Treasury bond.

ANNUAL AUCTION RAISES $4,000!
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ANNUAL  DINNER  AND  AUCTION. The 34th Annual Dinner  and  Auction  was  a  huge success. Generous Kavilco shareholders and their invited guests enjoyed the dinner at the Cape Fox Lodge where Kasaan Haida Heritage Foundation (KHHF) held its yearly fundraising raffle. Due to the active bidding by generous dinner attendees, KHHF was able to raise $4,000!

Haw'aa  to  our  generous  donors.  A  more  detailed  list  of  donations   and
prizewinners will be in the March 2008 Newsletter along with recognition to all who assisted with the raffle and auction to help make it a success.

Please feel free to contact me at the Field Office in Kasaan, 907-542-2214, or toll free at our Seattle office 800-786-9574.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson
President/CEO